                             Promissory Note
$ 75,000.00 USD               Temple, Texas                    Date Mar.21, 2001

FOR VALUE RECEIVED, after date, without grace, in the manner, on the dates, and in the amounts so herein stipulated, the Undersigned, Communicate Now.com Inc.

PROMISE TO PAY TO THE ORDER OF : David Hancock, At Temple, Texas in Bell County

              THE SUM OF SEVENTY FIVE THOUSAND DOLLARS ($75,000.00)

In lawful money of the United States of America, which shall be legal tender, in payments of all debts and dues, public and private at the time of payment, and to pay interest thereon from the date until maturity at the rate of 6.0% per annum, payable as stipulated herein.

THIS NOTE IS DUE AND PAYABLE AS FOLLOWS TO WIT:

SEVENTY FIVE THOUSAND DOLLARS ($75,000.00) principal due in one year (on or before March 21, 2002). Interest of 4,500.00 per year payable in monthly amounts of $375.00 on the 21st of each month

IT IS AGREED that time is of the essence of this agreement, and that in the event of default in the payment of any installment of principal or interest when due, the holder of this note may declare the entirety of the evidenced herby due and payable without notice, and failure to exercise said option shall not constitute a waiver on part of the holder of the right to exercise the same at any other time.

IN THE EVENT of default in the making of any payment herein provided, either or principal or interest, or in the event the entirety of said note evidenced hereby is declared due, interest shall accrue at the rate of 10.0% per annum from such time.

THE UNDERSIGNED HEREBY AGREES to pay all expenses incurred, including an additional 10.0% on the amount of principal and interest hereof as attorney's fees, all of which shall become part of the principal hereof, if this note is placed in the hands of an attorney for collection, or if collected by suite or through any probate, bankruptcy or other legal proceedings,

EACH MAKER, SURETY and endorser waives demand, grace, notice, presentment for payment, and protest and agrees and consents that this note an the liens securing its payment, may be renewed, and the time of payment extended without notice, and without releasing any of the parties.

                             CommunicateNow.Com Inc.

                            David Hancock, President